UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 23, 2021

Allena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-38268	45-2729920
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Newton Executive Park, Suite 202 Newton, Massachusetts	02462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 467-4577

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry Into a Material Definitive Agreement.

On December 23, 2021, Allena Pharmaceuticals, Inc. (the “Company”) entered into a renewed, replacement At Market Issuance Sales Agreement (the “New Sales Agreement”) with B. Riley Securities, Inc. (“B. Riley”), under which the Company may continue to offer and sell, from time to time at its sole discretion, shares of its common stock, par value $0.001 per share (“Common Stock”), having an aggregate offering price of up to $50,000,000 (the “ATM Shares”), through B. Riley as sales agent pursuant to an at-the-market offering program (the “New ATM Program”).

The New Sales Agreement was entered into to continue the Company’s existing at-the-market offering program that commenced in March 2021 (the “Prior ATM Program”) under the Company’s shelf registration statement on Form S-3 (File No. 333-228656), which became effective on December 26, 2018 and will expire on December 26, 2021 (the “Expiring Shelf”).

The Company filed a prospectus supplement on December 23, 2021 (the “New ATM Prospectus Supplement”), with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the New ATM Program. The ATM Shares will be issued pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-255837) filed with the SEC on May 6, 2021, and declared effective by the SEC on May 12, 2021 (the “Registration Statement”), the New ATM Prospectus Supplement, and any applicable additional prospectus supplements related to the New ATM Program that form a part of the Registration Statement.

Pursuant to the New Sales Agreement, B. Riley may sell the ATM Shares by any method permitted by law deemed to be an “at-the-market offering” as defined in Rule 415 of the Securities Act of 1933, as amended. The New Sales Agreement provides that B. Riley will be entitled to compensation equal to 3.0% of the gross proceeds of the ATM Shares sold through B. Riley; provided, however, if the Company requests that B. Riley serve as a principal, B. Riley will be entitled to compensation equal to up to 5.0% of the gross proceeds. The Company will also reimburse B. Riley for certain expenses incurred in connection with the New Sales Agreement. The Company has no obligation to sell any of the ATM Shares under the New Sales Agreement and may at any time suspend solicitation and offers under the New Sales Agreement. The New ATM Program will terminate upon the earlier of (i) the sale of all of the ATM Shares or (ii) the termination of the New Sales Agreement according to its terms by either the Company or B. Riley. The Company may terminate the New Sales Agreement at any time without liability by giving advance written notice to B. Riley as required by the New Sales Agreement. The New Sales Agreement contains representations and warranties for the benefit of the Company and B. Riley and other terms customary for similar agreements.

The Company currently intends to use the net proceeds from the New ATM Program to fund activities relating to the advancement of its product candidates and for other general corporate purposes.

The foregoing description of the New Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the New Sales Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the opinion of Goodwin Procter LLP relating to the validity of the issuance and sale of the ATM Shares in the New ATM Program is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 1.02	Termination of a Material Definitive Agreement.

On March 29, 2021, the Company entered into an At Market Issuance Sales Agreement (the “Prior Sales Agreement”) with B. Riley with respect to an at-the-market offering program (the “Prior ATM Program”), under which the Company could offer and sell, from time to time at its sole discretion, shares of its Common Stock having an aggregate offering price of up to $50,000,000, through B. Riley as sales agent.

In connection with the Company’s entry into the New Sales Agreement, on December 23, 2021, the Company delivered written notice to B. Riley to terminate the Prior Sales Agreement. The Company is not subject to any termination penalties related to the termination of the Prior Sales Agreement. Prior to termination, approximately $45.5 million in shares of Common Stock remained available for sale under the Prior Sales Agreement.

The foregoing description of the Prior Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Prior Sales Agreement, a copy of which was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on March 30, 2021.

Item 8.01	Other Events.

The Company filed the New ATM Prospectus Supplement in connection with entering into the New Sales Agreement to continue the Company’s Prior ATM Program that the Company previously registered under the Expiring Shelf and a related prospectus supplement filed on March 29, 2021, which will also expire on December 26, 2021 (the “Expiring ATM Prospectus Supplement”). Pursuant to the New ATM Prospectus Supplement, the Company may continue to offer and sell, from time to time at its sole discretion, the ATM Shares, through B. Riley as sales agent. The New ATM Prospectus Supplement replaces the Expiring ATM Prospectus Supplement.

The Company also filed a separate prospectus supplement to continue to register shares of the Company’s Common Stock issuable upon the exercise of certain outstanding warrants (“Warrants”) issued in July 2021 in connection with the Company’s registered direct offering (the “New Warrant Prospectus Supplement”). The Company previously registered 10,678,872 shares of Common Stock issuable upon exercise of the Warrants under the Expiring Shelf, and a related prospectus supplement filed on July 15, 2021, which will also expire on December 26, 2021 (the “Expiring Warrant Prospectus Supplement”). The New Warrant Prospectus Supplement replaces the Expiring Warrant Prospectus Supplement.

A copy of the opinion of Goodwin Procter LLP relating to the validity of the issuance and sale of the Common Stock issuable upon exercise of the Warrants is attached as Exhibit 5.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	At Market Issuance Sales Agreement, dated December 23, 2021, between Allena Pharmaceuticals, Inc. and B. Riley Securities, Inc.

5.1	Opinion of Goodwin Procter LLP with respect to the New ATM Prospectus Supplement

5.2	Opinion of Goodwin Procter LLP with respect to the New Warrant Prospectus Supplement

23.1	Consent of Goodwin Procter LLP with respect to the New ATM Prospectus Supplement (included in Exhibit 5.1)

23.2	Consent of Goodwin Procter LLP with respect to the New Warrant Prospectus Supplement (included in Exhibit 5.2)

104	Cover page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2021	Allena Pharmaceuticals, Inc.

	By:	/s/ Richard Katz
Richard Katz, M.D.
Chief Financial Officer